EXHIBIT 32.1


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Fortune Diversified Industries, Inc., a Delaware corporation, (the "Company") on Form 10-QSB for the period ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carter M. Fortune, Chief Executive Officer, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     1. The report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Carter M. Fortune
                                            -------------------------------
                                            Carter M. Fortune
                                            Chief Executive Officer
                                            January 14, 2004